Debt Obligations	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Obligations
Debt Obligations
As of December 31, 2013 and 2012, the Company had the following indebtedness outstanding:

	Successor
	Carrying Value as of
	December 31, 2013	December 31, 2012	Stated Interest Rates	Scheduled Maturity Date
Mortgage and secured loans(1)
Fixed rate mortgage and secured loans(2)	$3,444,578	$5,330,442	4.85% - 8.18%	2014 – 2021
Variable rate mortgage and secured loans(3)	483,604	668,605	Variable(3)	2015 – 2017
Total mortgage and secured loans	3,928,182	5,999,047
Net unamortized premium	93,077	116,222
Total mortgage and secured loans, net	$4,021,259	$6,115,269

Notes payables
Unsecured notes(4)(5)	$353,617	$404,612	3.75% - 7.97%	2014 - 2029
Net unamortized discount	(13,766)	(20,525)
Total notes payable, net	$339,851	$384,087

Unsecured Credit Facility(6)	$1,620,179	$—	1.79%	2017 – 2018

Total debt obligations	$5,981,289	$6,499,356

(1)
The Company's mortgages and secured loans are collateralized by certain properties and the equity interests of certain subsidiaries. These properties had a carrying value as of December 31, 2013 of approximately $5.4 billion.

(2)	The weighted average interest rate on the Company’s fixed rate mortgage and secured loans was 5.91%as of December 31, 2013.

(3)
The weighted average interest rate on the Company’s variable rate mortgage and secured loans was 3.80% as of December 31, 2013. The Company incurs interest on $483.6 million of mortgages using the 30-day LIBOR rate (which was 0.17% as of December 31, 2013 subject to certain rate floor requirements ranging from 0 basis points to 75 basis points), plus interest spreads ranging from 300 basis points to 375 basis points.

(4)	The weighted average interest rate on the Company’s unsecured notes was 6.03% as of December 31, 2013.

(5)
The Company has a one-time put repurchase right to certain unsecured notes that requires the Company to offer to repurchase the notes if tendered by holders (but does not require the holders to tender) for an amount equal to the principal amount plus accrued and unpaid interest on January 15, 2014. Although the stated maturity dates for these notes range from August 2026 to February 2028, the scheduled maturity dates listed above represent the first dates that note holders can require the Company to redeem all or any portion of the notes pursuant to the required put repurchase right. In January 2014 $57.7 million was tendered to, and repurchased by the company.

(6)
The Company has in place five forward starting interest rate swap agreements that convert the floating interest rate on the $1.5 billion term loan facility to a fixed, combined interest rate of 0.844% plus an interest spread of 160 basis points.

Debt Transactions
On February 27, 2013, certain indirect wholly owned subsidiaries of the Company (the “Borrowers”) obtained a $57.0 million mortgage loan (the "Mortgage Loan"). The Mortgage Loan is secured by three shopping centers and is guaranteed by BPG Sub as to certain customary recourse carveout liabilities.

The Mortgage Loan bears interest at a rate equal to LIBOR (subject to a floor of 25 basis points) plus a spread of 350 basis points, payable monthly, and is scheduled to mature on March 1, 2016, with two extension options that allow the Borrowers to extend the maturity through March 1, 2017 and then to March 1, 2018, subject in each case to the satisfaction of certain financial conditions.

In connection with the closing of the Mortgage Loan, approximately $42.0 million of mortgage loans of subsidiaries of the Company were repaid.

On July 16, 2013, the Operating Partnership entered into an unsecured credit facility (the “Unsecured Credit Facility”) with JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A. and Wells Fargo Bank, National Association, as syndication agents and Barclays Capital plc, Citibank, N.A., Deutsche Bank Securities Inc. and Royal Bank of Canada, as documentation agents.

The Unsecured Credit Facility consists of (i) $1.25 billion revolving credit facility (the “Revolving Facility), maturing on July 31, 2017, with a one-year extension option; and (ii) a $1.5 billion term loan facility (the “Term Loan Facility”), which will mature on July 31, 2018. Through October 28, 2013, the obligations under the Unsecured Credit Facility were guaranteed by both BPG Subsidiary Inc. ("BPG Sub") and Brixmor OP GP LLC, the general partner of the Operating Partnership, (together, the "Parent Guarantors"), as well as by both Brixmor Residual Holding LLC and Brixmor GA America LLC (together, the "Material Subsidiary Guarantors"). Effective October 28, 2013, pursuant to the terms of the Unsecured Credit Facility, the guarantees by the Material Subsidiary Guarantors were terminated. The Revolving Facility includes borrowing capacity available for letters of credit and for short-term borrowings and an option for the Company to increase the size of the facility, raise incremental credit facilities, and extend the maturity date subject to certain limitations.

Unsecured Credit Facility borrowings bear interest, at the Operating Partnership’s option, at a rate equal to a margin over either (a) a base rate determined by reference to the highest of (1) the administrative agent’s prime lending rate, (2) the federal funds effective rate plus half of 1%, and (3) the LIBOR rate that would be payable on such day for a LIBOR rate loan with a one-month interest period plus 1% or (b) a LIBOR rate determined by reference to the BBA LIBOR rate for the interest period relevant to a particular borrowing.

The margin associated with Term Loan Facility borrowings is based on a total leverage based grid and ranges from 0.40% to 1.00%, for base rate loans, and 1.40% to 2.00% for LIBOR rate loans. The margin associated with Revolving Facility borrowings is also based on a total leverage based grid and ranges from 0.40% to 1.00%, for base rate loans, and 1.40% to 2.00%, for LIBOR rate loans.

The Operating Partnership, in addition to recurring interest payments, is required to pay a commitment fee to the lenders related to the Revolving Facility in respect of the unutilized commitments thereunder and customary letter of credit fees. The commitment fee is based on the daily-unused amount and is either 0.25% or 0.175% per annum. Voluntary prepayments are permitted at any time without premium or penalty, subject to certain minimum amounts and the payment of customary “breakage” costs in respect of LIBOR rate loans. The Unsecured Credit Facility requires no amortization payments.

Pursuant to the terms of the Unsecured Credit Facility, the Company among other things, is subject to maintenance of various financial covenants. The Company is currently in compliance with these covenants.

Debt Maturities
As of December 31, 2013 and 2012, the Company had accrued interest of $32.2 million and $30.7 million outstanding, respectively. As of December 31, 2013, scheduled maturities of the Company's outstanding debt obligations were as follows:

Year ending December 31,
2014	$327,553
2015	980,029
2016	1,335,445
2017	647,268
2018	1,521,557
Thereafter	1,090,126
Total debt maturities	5,901,978
Net unamortized premiums on mortgages	93,077
Net unamortized discount on notes	(13,766)
Total debt obligations	$5,981,289